Exhibit 99.2

HRPT PROPERTIES TRUST

Third Quarter 2009

Supplemental Operating and Financial Data

All amounts in this report are unaudited.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

• THE CREDIT QUALITY OF OUR TENANTS,

• THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY ECONOMIC CONDITIONS,

• OUR ACQUISITION AND SALE OF PROPERTIES,

• OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

• OUR ABILITY TO PAY DISTRIBUTIONS TO SHAREHOLDERS,

• OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

• THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY,

• OUR ABILITY TO RAISE EQUITY OR DEBT,

• OUR EXPECTATION THAT WE WILL BENEFIT FINANCIALLY FROM OUR EQUITY HOLDINGS IN OUR FORMERLY WHOLLY OWNED SUBSIDIARY, GOVERNMENT PROPERTIES INCOME TRUST, OR GOV,

• OUR RECEIPT OF DIVIDENDS FROM GOV,

• OUR ABILITY TO SELL OUR SHARES OF GOV,

• OUR PARTICIPATION IN THE INSURANCE COMPANY FORMED WITH OUR MANAGER, REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND COMPANIES TO WHICH RMR PROVIDES MANAGEMENT SERVICES,

• LITIGATION COMMENCED BY US TO DECLARE RECENT HAWAII STATE LEGISLATION WHICH SEEKS TO LIMIT RENT INCREASES AT OUR LEASED INDUSTRIAL AND COMMERCIAL LANDS IN HAWAII TO BE IN VIOLATION OF THE UNITED STATES CONSTITUTION, AND

• OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

• THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

• COMPETITION WITHIN THE REAL ESTATE INDUSTRY OR THOSE INDUSTRIES IN WHICH OUR TENANTS OPERATE,

• ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND RMR AND THEIR AFFILIATES, AND

• CHANGES IN FEDERAL, STATE AND LOCAL LEGISLATION, GOVERNMENTAL REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS.

FOR EXAMPLE:

• THE CURRENT U.S. ECONOMIC RECESSION AND PERIOD OF HIGH UNEMPLOYMENT MAY CONTINUE FOR LONGER OR BE WORSE THAN WE NOW ANTICIPATE.  SUCH CIRCUMSTANCES MAY FURTHER REDUCE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE.  IF THE DEMAND FOR LEASING OFFICE AND INDUSTRIAL SPACE BECOMES FURTHER DEPRESSED, OCCUPANCY AND RENTS AT OUR PROPERTIES MAY DECLINE, AND OUR TENANTS MAY BECOME UNWILLING OR UNABLE TO PAY OUR RENTS,

• CONTINGENCIES IN OUR COMMITTED ACQUISITIONS AND SALES MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

• WE MAY BE UNABLE TO IDENTIFY PROPERTIES WHICH WE WANT TO BUY OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES,

• OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON OUR FUTURE EARNINGS.  WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

• THE DIVIDENDS WE RECEIVE FROM GOV MAY DECLINE OR WE MAY BE UNABLE TO SELL OUR GOV SHARES FOR AN AMOUNT EQUAL TO OUR CARRYING VALUE OF THOSE SHARES,

• OUR PARTICIPATION IN THE INSURANCE BUSINESS WITH RMR AND ITS AFFILIATES INVOLVES POTENTIAL FINANCIAL RISKS AND REWARDS TYPICAL OF ANY START UP BUSINESS VENTURE AS WELL AS OTHER FINANCIAL RISKS AND REWARDS SPECIFIC TO INSURANCE COMPANIES.  AMONG THE RISKS THAT ARE SPECIFIC TO INSURANCE COMPANIES IS THE RISK THAT AFFILIATES INSURANCE COMPANY, OR AIC, MAY NOT BE ABLE TO ADEQUATELY PAY CLAIMS WHICH COULD LEAVE US UNDERINSURED AND INCREASE OUR FUNDING EXPOSURE FOR CLAIMS THAT MIGHT OTHERWISE HAVE BEEN FUNDED IF INSURANCE WAS PURCHASED FROM FINANCIALLY MORE SECURE INSURERS.  ACCORDINGLY, OUR EXPECTED FINANCIAL BENEFITS FROM OUR INITIAL OR FUTURE INVESTMENTS IN AIC MAY BE DELAYED OR MAY NOT OCCUR AND AIC MAY REQUIRE A LARGER INVESTMENT THAN WE EXPECT,

• OUR REPURCHASE OF SOME OF OUR OUTSTANDING EQUITY AND DEBT SECURITIES DURING 2009 MAY IMPLY THAT WE WILL CONTINUE TO REPURCHASE OUR EQUITY OR DEBT SECURITIES.  IN FACT, WE HAVE REPURCHASED OUR SECURITIES ON AN OPPORTUNISTIC BASIS, WHEN OPPORTUNITIES TO DO SO HAVE BEEN AVAILABLE TO US AT PRICES WE BELIEVE ARE ATTRACTIVE AND WHEN WE HAVE HAD AVAILABLE FINANCIAL RESOURCES.  IN OUR DISCRETION, WE MAY ACCELERATE, DELAY, DISCONTINUE OR RESTART MAKING SUCH PURCHASES AT ANY TIME, AND

• COURT RULINGS DURING LITIGATION CAN OFTEN CAUSE UNEXPECTED RESULTS.  ALSO, LITIGATION IS OFTEN EXPENSIVE AND DISTRACTING TO MANAGEMENT.  WE CAN PROVIDE NO ASSURANCES REGARDING THE OUTCOME OF THE LITIGATION WE HAVE COMMENCED IN HAWAII.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT REASONS, SOME OF WHICH, SUCH AS CHANGES IN OUR TENANTS’ FINANCIAL CONDITIONS OR NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY, ARE BEYOND OUR CONTROL.

OTHER IMPORTANT FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN OUR FORWARD LOOKING STATEMENTS ARE DESCRIBED MORE FULLY UNDER “ITEM 1A. RISK FACTORS” IN OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2008.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

CORPORATE INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

COMPANY PROFILE

The Company:

HRPT Properties Trust, or HRP, is a real estate investment trust, or REIT, which primarily owns office and industrial buildings located throughout the United States.  The majority of our properties are office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets.  As of September 30, 2009, we also owned approximately 17 million square feet of leased industrial and commercial lands in Oahu, Hawaii.  We have been investment grade rated since 1994 and we are included in a number of financial indices, including the Russell 1000®, the MSCI US REIT Index, the S&P REIT Composite Index and the FTSE NAREIT Composite Index.

Strategy:

Our primary business strategy is to efficiently operate our properties to maintain high occupancies, at market rents, with strong credit quality tenants.  We attempt to maintain an investment portfolio that is balanced between “security” and “growth”.  The security part of our portfolio includes properties that are long term leased or leased to tenants we believe are likely to renew their occupancy, such as our leased lands in Hawaii.  The growth part of our portfolio includes our multi-tenant office buildings, which we believe may generate higher rents and appreciate in value in the future because of their physical qualities and locations.  Although we sometimes sell properties, we generally consider ourselves to be a long term investor and we are more interested in the long term earnings potential of our properties than selling properties for short term gains.  We currently do not have any investments in off balance sheet entities.

Management:

HRP is managed by Reit Management & Research LLC, or RMR.  RMR is a real estate management company which was founded in 1986 to manage public investments in real estate.  As of September 30, 2009, RMR managed one of the largest portfolios of publicly owned real estate in North America, including nearly 1,350 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada.  RMR has approximately 580 employees in its headquarters and regional offices located throughout the U.S.  In addition to managing HRP, RMR also manages Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living and healthcare properties, and Government Properties Income Trust, or GOV, a publicly traded REIT that primarily owns buildings majority leased to government tenants located throughout the United States.  RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to TravelCenters of America LLC, an operator of travel centers which is a tenant of HPT.  An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly owned mutual funds, which principally invests in securities of unaffiliated real estate companies.  The public companies managed by RMR and its affiliates had combined total gross assets of approximately $17.0 billion as of September 30, 2009.  We believe that being managed by RMR is a competitive advantage for HRP because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry.  We also believe RMR provides management services to HRP at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

400 Centre Street

Newton, MA  02458

(t)  (617) 332-3990

(f)  (617) 332-2261

Stock Exchange Listing:

New York Stock Exchange

Trading Symbols:

Common Stock — HRP

Preferred Stock Series B — HRP-B

Preferred Stock Series C — HRP-C

Preferred Stock Series D — HRP-D

Senior Unsecured Debt Ratings:

Moody’s — Baa2

Standard & Poor’s — BBB

Portfolio Data (as of 9/30/09) (1):

Total properties	515
Total sq. ft. (000s)	66,055
Percent leased	88.0%

Portfolio Concentration by Sq. Ft. (as of 9/30/09) (1):

		Industrial
	Office	and Other	Total
CBD	19.9%	0.2%	20.1%
Suburban	33.0%	46.9%	79.9%
Total	52.9%	47.1%	100.0%

Portfolio Concentration by NOI (Q3 2009) (1) (2):

		Industrial
	Office	and Other	Total
CBD	36.7%	0.4%	37.1%
Suburban	41.0%	21.9%	62.9%
Total	77.7%	22.3%	100.0%

Portfolio Concentration by Major Market (1):

	9/30/09	Q3 2009
	Sq. Ft.	NOI
Metro Philadelphia, PA	8.0%	13.9%
Oahu, HI	27.1%	11.6%
Metro Washington, DC	2.8%	5.9%
Metro Boston, MA	3.9%	5.8%
Southern California	1.4%	4.6%
Other Markets	56.8%	58.2%
Total	100.0%	100.0%

(1)  Excludes properties classified in discontinued operations.

(2)  We compute property net operating income, or NOI, as rental income from real estate less property operating expenses; see page 13 for the calculation of NOI and a reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

Patrick F. Donelan	Frederick N. Zeytoonjian
Independent Trustee	Independent Trustee

William A. Lamkin
Independent Trustee

Senior Management

John A. Mannix	David M. Lepore
President & Chief Investment Officer	Senior Vice President & Chief Operating Officer

John C. Popeo
Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
HRPT Properties Trust	Financial inquiries should be directed to John C. Popeo,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 332-3990
Newton, MA 02458	or jpopeo@hrpreit.com.
(t) (617) 332-3990
(f) (617) 332-2261	Investor and media inquiries should be directed to
(e-mail) info@hrpreit.com	Timothy A. Bonang, Vice President of Investor Relations, at
(website) www.hrpreit.com	(617) 796-8222 or tbonang@hrpreit.com, or
Carlynn Finn, Manager of Investor Relations, at
(617) 796-8222 or cfinn@hrpreit.com.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

RESEARCH COVERAGE

Equity Research Coverage

B.G.B. Securities	Oppenheimer
David Shapiro	Mark Biffert
(703) 528-5782	(212) 667-7062

Citigroup	RBC Capital Markets
Michael Bilerman	David Rodgers
(212) 816-1383	(440) 715-2647

Macquarie Research	Raymond James
Nick Pirsos	Paul Puryear
(212) 231-2457	(727) 573-3800

Bank of America / Merrill Lynch	Stifel, Nicolaus
James Feldman	John Guinee
(212) 449-6339	(443) 224-1307

Debt Research Coverage

Citigroup	Bank of America / Merrill Lynch
Thomas Cook	John Forrey
(212) 723-1112	(212) 449-1812

Credit Suisse	Wells Fargo Securities
John Giordano	Thierry Perrin
(212) 538-4935	(704) 715-8455

Rating Agencies

Moody’s Investors Service	Standard and Poor’s
Lori Marks	Linda Phelps
(212) 553-1098	(212) 438-3059

HRP is followed by the analysts and its publicly held debt and preferred shares are rated by the rating agencies listed above.  Please note that any opinions, estimates or forecasts regarding HRP’s performance made by these analysts or agencies do not represent opinions, forecasts or predictions of HRP or its management.  HRP does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

FINANCIAL INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

KEY FINANCIAL DATA

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	9/30/2009		6/30/2009		3/31/2009		12/31/2008		9/30/2008

Shares Outstanding:
Common shares outstanding (at end of period)	223,860		223,708		223,683		227,732		227,696
Common shares outstanding (at end of period) — diluted (1)	253,053		252,901		252,876		256,925		256,889
Preferred shares outstanding (at end of period) (1)	28,180		28,180		28,180		28,180		28,180
Weighted average common shares and units outstanding - basic	223,730		223,697		225,619		227,704		227,251
Weighted average common shares and units outstanding - diluted (1)	252,923		252,890		254,812		256,897		256,444

Common Share Data:
Price at end of period	$7.52		$4.06		$3.19		$3.37		$6.89
High during period	$8.13		$5.13		$4.19		$6.98		$8.33
Low during period	$3.95		$3.00		$2.48		$1.57		$6.43
Annualized dividends paid per share (2)	$0.48		$0.48		$0.48		$0.84		$0.84
Annualized dividend yield (at end of period) (2)	6.4%		11.8%		15.0%		24.9%		12.2%

Selected Balance Sheet Data:
Total assets	$6,007,527		$5,926,090		$6,070,451		$6,016,099		$6,070,543
Total liabilities	$3,044,362		$2,996,131		$3,160,699		$3,094,987		$3,152,435
Gross book value of real estate assets (3)	$6,463,324		$6,346,454		$6,709,405		$6,663,247		$6,604,601
Equity investments (book value)	$161,045		$158,053		$—		$—		$—
Total debt / gross book value of real estate assets, plus equity investments (3)	42.5%		42.7%		44.0%		43.4%		44.4%

Book Capitalization:
Total debt	$2,816,201		$2,777,703		$2,952,509		$2,889,918		$2,930,955
Plus: total stockholders’ equity	2,963,165		2,929,959		2,909,752		2,921,112		2,918,108
Total book capitalization	$5,779,366		$5,707,662		$5,862,261		$5,811,030		$5,849,063
Total debt / total book capitalization	48.7%		48.7%		50.4%		49.7%		50.1%

Market Capitalization:
Total debt (book value)	$2,816,201		$2,777,703		$2,952,509		$2,889,918		$2,930,955
Plus: market value of preferred shares (at end of period)	567,990		412,455		274,658		298,920		424,374
Plus: market value of common shares (at end of period)	1,683,427		908,254		713,549		767,457		1,568,825
Total market capitalization	$5,067,618		$4,098,412		$3,940,716		$3,956,295		$4,924,154
Total debt / total market capitalization	55.6%		67.8%		74.9%		73.0%		59.5%

Selected Income Statement Data:
Rental income	$206,587		$212,729		$216,923		$218,406		$211,689
Property net operating income (NOI) (4)	$118,283		$126,043		$125,184		$124,486		$122,615
EBITDA (5)	$114,560		$120,684		$119,266		$120,603		$120,597
NOI margin (6)	57.3%		59.3%		57.7%		57.0%		57.9%
Net income	$72,199		$59,616		$43,112		$63,463		$85,724
Preferred distributions	$(12,667)		$(12,667)		$(12,667)		$(12,667)		$(12,667)
Net income available for common shareholders	$59,532		$46,949		$30,445		$50,796		$73,057
Funds from operations (FFO) (7)	$73,455		$76,528		$75,514		$74,825		$74,998
FFO available for common shareholders (7)	$60,788		$63,861		$62,847		$62,158		$62,331
Common distributions paid	$26,845		$26,842		$27,328		$47,816		$47,800

Per Share Data (1):
Net income available for common shareholders — basic and diluted	$0.27		$0.21		$0.13		$0.22		$0.32
FFO available for common shareholders — basic (7)	$0.27		$0.29		$0.28		$0.27		$0.27
FFO available for common shareholders — diluted (1) (7)	$0.26		$0.28		$0.27		$0.27		$0.27
Common distributions paid (2)	$0.12		$0.12		$0.12		$0.21		$0.21
FFO payout ratio (2)	44.2%		42.0%		43.5%		76.9%		76.7%

Coverage Ratios:
EBITDA (5) / interest expense	2.7	x	2.7	x	2.7	x	2.6	x	2.7	x
EBITDA (5) / interest expense and preferred distributions	2.1	x	2.1	x	2.1	x	2.1	x	2.1	x

(1)  As of 9/30/2009, we had 15,180 preferred shares outstanding that were convertible into 29,193 common shares. See page 16 for calculations of diluted net income, funds from operations, or FFO, and weighted average common shares outstanding.

(2)  The amounts stated are based on the amounts paid during the periods. On January 9, 2009, HRP lowered its quarterly dividend rate to $0.12/share ($0.48/share annualized).

(3)  Gross book value of real estate assets is real estate properties, at cost, including acquisition costs, purchase price allocations less impairment writedowns, if any.

(4)  Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(5)  See page 14 for calculation of EBITDA.

(6)  NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.

(7)  See page 15 for calculation of FFO and FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

(unaudited)

	As of September 30,	As of December 31,
	2009	2008
ASSETS
Real estate properties:
Land	$1,224,934	$1,220,554
Buildings and improvements	4,948,914	5,021,703
	6,173,848	6,242,257
Accumulated depreciation	(858,271)	(862,958)
	5,315,577	5,379,299
Properties held for sale	11,178	145,849
Acquired real estate leases, net	163,753	164,308
Equity investments	161,045	—
Cash and cash equivalents	33,227	15,518
Restricted cash	11,638	10,837
Rents receivable, net of allowance for doubtful accounts of $10,910 and $8,492, respectively	187,495	196,839
Other assets, net	123,614	103,449
Total assets	$6,007,527	$6,016,099

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$241,000	$201,000
Senior unsecured debt, net	2,133,130	2,241,225
Mortgage notes payable, net	442,071	447,693
Other liabilities related to properties held for sale	23	3,400
Accounts payable and accrued expenses	99,214	99,285
Acquired real estate lease obligations, net	49,398	47,839
Rent collected in advance	29,405	26,537
Security deposits	21,404	17,935
Due to affiliates	28,717	10,073
Total liabilities	3,044,362	3,094,987

Shareholders’ equity:
Preferred shares of beneficial interest, $0.01 par value:
50,000,000 shares authorized;
Series B preferred shares; 8 3/4% cumulative redeemable at par on or after September 12, 2007; 7,000,000 shares issued and and outstanding, aggregate liquidation preference $175,000	169,079	169,079
Series C preferred shares; 7 1/8% cumulative redeemable at par on or after February 15, 2011; 6,000,000 shares issued and outstanding, aggregate liquidation preference $150,000	145,015	145,015
Series D preferred shares; 6 1/2% cumulative convertible; 15,180,000 shares issued and outstanding, aggregate liquidation preference $379,500	368,270	368,270
Common shares of beneficial interest, $0.01 par value:
350,000,000 shares authorized; 223,860,241 and 227,731,938 shares issued and outstanding, respectively	2,239	2,277
Additional paid in capital	2,924,166	2,937,986
Cumulative net income	2,247,181	2,072,254
Cumulative common distributions	(2,522,856)	(2,441,841)
Cumulative preferred distributions	(369,929)	(331,928)
Total shareholders’ equity	2,963,165	2,921,112
Total liabilities and shareholders’ equity	$6,007,527	$6,016,099

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Rental income (1)	$206,587	$211,689	$636,239	$617,134

Expenses:
Operating expenses	88,304	89,074	266,729	254,038
Depreciation and amortization	48,165	46,584	146,159	136,625
General and administrative	9,628	9,184	28,907	27,037
Acquisition costs (2)	1,539	—	2,287	—
Total expenses	147,636	144,842	444,082	417,700

Operating income	58,951	66,847	192,157	199,434

Interest income	331	485	839	903
Interest expense (including amortization of debt discounts, premiums and deferred financing fees of $1,574, $1,431, $5,102 and $3,957, respectively)	(41,786)	(45,154)	(129,912)	(134,577)
Gain on early extinguishment of debt	—	—	20,686	—
Equity in earnings of equity investments	2,957	—	3,818	—
Income from continuing operations before income tax expense	20,453	22,178	87,588	65,760
Income tax expense	(176)	(451)	(518)	(611)
Income from continuing operations	20,277	21,727	87,070	65,149
Discontinued operations:
Income from discontinued operations (1)	1,816	6,339	8,700	18,408
Gain on sale of properties	50,106	57,658	79,157	97,625
Net income	72,199	85,724	174,927	181,182
Preferred distributions	(12,667)	(12,667)	(38,001)	(38,001)
Net income available for common shareholders	$59,532	$73,057	$136,926	$143,181

Weighted average common shares outstanding — basic	223,730	227,251	224,342	226,052

Weighted average common shares outstanding — diluted (3)	252,923	256,444	253,535	255,245

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted (3)	$0.03	$0.04	$0.22	$0.12
Income from discontinued operations — basic and diluted (3)	$0.23	$0.28	$0.39	$0.51
Net income available for common shareholders — basic and diluted (3)	$0.27	$0.32	$0.61	$0.63

Additional Data:
General and administrative expenses / rental income	4.66%	4.34%	4.54%	4.38%
General and administrative expenses / total assets (at end of period)	0.16%	0.15%	0.48%	0.45%

Continuing Operations:
Non cash straight line rent adjustments (1)	$5,548	$6,835	$6,595	$11,745
Lease value amortization (1)	$(3,317)	$(2,313)	$(8,078)	$(7,049)
Lease termination fees included in rental income	$559	$108	$1,065	$2,283
Capitalized interest expense	$—	$—	$—	$—

Discontinued Operations:
Non cash straight line rent adjustments (1)	$40	$171	$329	$752
Lease value amortization (1)	$—	$(38)	$—	$(295)

(1)   We report rental income on a straight line basis over the terms of the respective leases; rental income and income from discontinued operations includes non-cash straight line rent adjustments. Rental income and income from discontinued operations also includes non-cash amortization of intangible lease assets and liabilities.

(2)   Acquisition costs have been expensed under the Business Combinations Topic of The FASB Accounting Standards Codification since January 1, 2009.

(3)   As of 9/30/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted net income and weighted average common shares outstanding.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Cash flows from operating activities:
Net income	$72,199	$85,724	$174,927	$181,182
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation	37,960	37,802	116,412	116,708
Amortization of debt discounts, premiums and deferred financing fees	1,574	1,432	5,102	3,937
Amortization of acquired real estate leases	9,555	7,480	26,584	22,488
Other amortization	3,967	4,003	11,241	12,126
Gain on early extinguishment of debt	—	—	(20,686)	—
Equity in earnings of equity investments	(2,957)	—	(3,818)	—
Gain on sale of properties	(50,106)	(57,658)	(79,157)	(97,625)
Change in assets and liabilities:
(Increase) decrease in restricted cash	(2,645)	(614)	(801)	4,908
Increase in rents receivable and other assets	(19,318)	(25,939)	(20,525)	(37,744)
(Decrease) increase in accounts payable and accrued expenses	(3,466)	5,961	169	14,684
Increase in rent collected in advance	1,147	1,894	2,031	1,693
Increase in security deposits	29	5,063	3,469	6,044
Increase in due to affiliates	11,012	9,634	18,644	12,054
Cash provided by operating activities	58,951	74,782	233,592	240,455

Cash flows from investing activities:
Real estate acquisitions and improvements	(204,245)	(176,033)	(470,564)	(335,688)
Investment in marketable pass through certificates	—	—	(6,760)	—
Proceeds from sale of properties	142,327	138,474	212,057	220,287
Investment in Affiliates Insurance Company	(35)	—	(5,109)	—
Decrease (increase) in restricted cash	—	14,988	—	(66,825)
Cash used in investing activities	(61,953)	(22,571)	(270,376)	(182,226)

Cash flows from financing activities:
Repurchase of common shares	—	—	(14,486)	—
Repurchase and retirement of outstanding debt securities	—	—	(88,251)	—
Proceeds from borrowings	105,000	118,000	605,000	358,000
Payments on borrowings	(67,197)	(118,168)	(321,728)	(230,762)
Deferred financing fees	(200)	(2)	(7,026)	(8)
Distributions to common shareholders	(26,845)	(47,800)	(81,015)	(142,486)
Distributions to preferred shareholders	(12,667)	(12,667)	(38,001)	(38,001)
Cash (used in) provided by financing activities	(1,909)	(60,637)	54,493	(53,257)

(Decrease) increase in cash and cash equivalents	(4,911)	(8,426)	17,709	4,972
Cash and cash equivalents at beginning of period	38,138	33,277	15,518	19,879
Cash and cash equivalents at end of period	$33,227	$24,851	$33,227	$24,851

Supplemental cash flow information:
Interest paid	$50,360	$53,168	$136,728	$137,796

Non-cash investing activities:
Real estate acquisitions	$—	$(23,088)	$(9)	$(53,727)
Real estate sales	—	10,782	—	10,782
Net assets transferred to Government Properties Income Trust	—	—	395,317	—

Non-cash financing activities:
Issuance of common shares	$519	$14,373	$628	$14,530
Assumption of mortgage notes payable	—	8,915	—	39,554
Mortgage notes related to properties sold	—	(10,782)	—	(10,782)
Secured credit facility and related deferred financing fees transferred to Government Properties Income Trust	—	—	(243,199)	—

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Calculation of NOI (1):
Rental income	$206,587	$211,689	$636,239	$617,134
Operating expenses	(88,304)	(89,074)	(266,729)	(254,038)
Property net operating income (NOI)	$118,283	$122,615	$369,510	$363,096

Reconciliation of NOI to Net Income:

Property net operating income	$118,283	$122,615	$369,510	$363,096
Depreciation and amortization	(48,165)	(46,584)	(146,159)	(136,625)
General and administrative	(9,628)	(9,184)	(28,907)	(27,037)
Acquisition costs	(1,539)	—	(2,287)	—
Operating income	58,951	66,847	192,157	199,434

Interest income	331	485	839	903
Interest expense	(41,786)	(45,154)	(129,912)	(134,577)
Gain on early extinguishment of debt	—	—	20,686	—
Equity in earnings of equity investments	2,957	—	3,818	—
Income from continuing operations before income tax expense	20,453	22,178	87,588	65,760
Income tax expense	(176)	(451)	(518)	(611)
Income from continuing operations	20,277	21,727	87,070	65,149

Income from discontinued operations	1,816	6,339	8,700	18,408
Gain on sale of properties	50,106	57,658	79,157	97,625
Net income	$72,199	$85,724	$174,927	$181,182

(1)  Excludes properties classified in discontinued operations.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual, regional and company wide property level performance.  NOI excludes certain components from net income available for common shareholders in order to provide results that are more closely related to our properties' results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

CALCULATION OF EBITDA

(amounts in thousands)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2009	9/30/2008	9/30/2009	9/30/2008

Net income		$72,199	$85,724	$174,927	$181,182
Plus:	interest expense from continuing operations	41,786	45,154	129,912	134,577
Plus:	interest expense from discontinued operations	—	(6)	—	360
Plus:	income tax expense	176	451	518	611
Plus:	depreciation and amortization from continuing operations	48,165	46,584	146,159	136,625
Plus:	depreciation and amortization from discontinued operations	—	348	—	7,352
Plus:	EBITDA from equity investments	5,297	—	6,655	—
Less:	gain on early extinguishment of debt	—	—	(20,686)	—
Less:	gain on sale of properties	(50,106)	(57,658)	(79,157)	(97,625)
Less:	equity in earnings of equity investments	(2,957)	—	(3,818)	—
EBITDA		$114,560	$120,597	$354,510	$363,082

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income less gains on sales of properties and gain on early extinguishment of debt, plus interest expense, income tax expense, depreciation and amortization and EBITDA from equity investments, less equity in earnings of equity investments.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest, depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Nine Months Ended
		9/30/2009	9/30/2008	9/30/2009	9/30/2008

Net income		$72,199	$85,724	$174,927	$181,182
Plus:	depreciation and amortization from continuing operations	48,165	46,584	146,159	136,625
Plus:	depreciation and amortization from discontinued operations	—	348	—	7,352
Plus:	acquisition costs (1)	1,539	—	2,287	—
Plus:	FFO from equity investments	4,615	—	5,785	—
Less:	gain on early extinguishment of debt	—	—	(20,686)	—
Less:	gain on sale of properties	(50,106)	(57,658)	(79,157)	(97,625)
Less:	equity in earnings of equity investments	(2,957)	—	(3,818)	—
FFO		73,455	74,998	225,497	227,534
Less:	preferred distributions	(12,667)	(12,667)	(38,001)	(38,001)
FFO available for common shareholders		$60,788	$62,331	$187,496	$189,533

Weighted average common shares outstanding — basic		223,730	227,251	224,342	226,052

Weighted average common shares outstanding — diluted (2)		252,923	256,444	253,535	255,245

FFO available for common shareholders per share — basic		$0.27	$0.27	$0.84	$0.84

FFO available for common shareholders per share — diluted (2)		$0.26	$0.27	$0.81	$0.82

(1)   Represents the closing costs associated with acquisitions that are expensed under the Business Combinations Topic of The FASB Accounting Standards Codification.

(2)   At 9/30/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.  See page 16 for calculations of diluted FFO available for common shareholders and weighted average common shares outstanding.

We compute FFO, FFO available for common shareholders and diluted FFO available for common shareholders as shown above.  Our calculation of FFO differs from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs as described in Note 1 above, gain on early extinguishment of debt and loss on early extinguishment of debt unless settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate a comparison of operating performance between periods and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate FFO differently than us.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

CALCULATION OF DILUTED NET INCOME, FFO AND WEIGHTED AVERAGE

COMMON SHARES OUTSTANDING

(amounts in thousands)

	For the Three Months Ended		For the Nine Months Ended
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Net income available for common shareholders	$59,532	$73,057	$136,926	$143,181
Add — Series D convertible preferred distributions (1)	6,167	6,167	18,501	18,501
Net income available for common shareholders — diluted	$65,699	$79,224	$155,427	$161,682

FFO available for common shareholders (2)	$60,788	$62,331	$187,496	$189,533
Add — Series D convertible preferred distributions (1)	6,167	6,167	18,501	18,501
FFO available for common shareholders — diluted	$66,955	$68,498	$205,997	$208,034

Weighted average common shares outstanding — basic	223,730	227,251	224,342	226,052
Effect of dilutive Series D preferred shares (1)	29,193	29,193	29,193	29,193
Weighted average common shares outstanding — diluted	252,923	256,444	253,535	255,245

(1) As of 9/30/2009, we had 15,180 series D preferred shares outstanding that were convertible into 29,193 common shares.

(2) See page 15 for calculation of FFO available for common shareholders.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

SUMMARY RESULTS OF OPERATIONS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2009	9/30/2008	9/30/2009	9/30/2008

Number of Properties:

Office	330	346	330	346
Industrial and Other	185	187	185	187
Total	515	533	515	533

CBD	46	45	46	45
Suburban	469	488	469	488
Total	515	533	515	533

Square Feet (2):

Office	34,897	35,526	34,897	35,526
Industrial and Other	31,158	30,561	31,158	30,561
Total	66,055	66,087	66,055	66,087

CBD	13,274	12,156	13,274	12,156
Suburban	52,781	53,931	52,781	53,931
Total	66,055	66,087	66,055	66,087

Percent Leased (3):

Office	84.2%	87.3%	84.2%	87.3%
Industrial and Other	92.2%	94.5%	92.2%	94.5%
Total	88.0%	90.6%	88.0%	90.6%

CBD	87.6%	88.2%	87.6%	88.2%
Suburban	88.1%	91.2%	88.1%	91.2%
Total	88.0%	90.6%	88.0%	90.6%

Rental Income (4):

Office	$168,440	$175,343	$523,684	$508,863
Industrial and Other	38,147	36,346	112,555	108,271
Total	$206,587	$211,689	$636,239	$617,134

CBD	$81,646	$77,207	$236,831	$220,678
Suburban	124,941	134,482	399,408	396,456
Total	$206,587	$211,689	$636,239	$617,134

Property Net Operating Income (NOI) (5):

Office	$91,939	$95,980	$289,910	$283,631
Industrial and Other	26,344	26,635	79,600	79,465
Total	$118,283	$122,615	$369,510	$363,096

CBD	$43,804	$41,365	$126,451	$118,106
Suburban	74,479	81,250	243,059	244,990
Total	$118,283	$122,615	$369,510	$363,096

NOI Margin (6):

Office	54.6%	54.7%	55.4%	55.7%
Industrial and Other	69.1%	73.3%	70.7%	73.4%
Total	57.3%	57.9%	58.1%	58.8%

CBD	53.7%	53.6%	53.4%	53.5%
Suburban	59.6%	60.4%	60.9%	61.8%
Total	57.3%	57.9%	58.1%	58.8%

(1)          Excludes properties classified in discontinued operations.

(2)          Prior periods exclude space remeasurements made during the current period.

(3)          Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)          Includes some triple net lease rental income.

(5)          Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)          NOI margin is defined as NOI as a percentage of rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

SUMMARY RESULTS OF OPERATIONS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (1)
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Number of Properties:
Metro Philadelphia, PA	19	19	19	19
Oahu, HI	57	57	57	57
Metro Washington, DC	15	17	15	17
Metro Boston, MA	19	19	19	19
Southern California	16	19	16	19
Other markets	389	402	389	402
Total	515	533	515	533

Square Feet (2):
Metro Philadelphia, PA	5,285	5,274	5,285	5,274
Oahu, HI	17,914	17,914	17,914	17,914
Metro Washington, DC	1,869	2,401	1,869	2,401
Metro Boston, MA	2,599	2,599	2,599	2,599
Southern California	888	1,174	888	1,174
Other markets	37,500	36,725	37,500	36,725
Total	66,055	66,087	66,055	66,087

Percent Leased (3):
Metro Philadelphia, PA	84.0%	86.7%	84.0%	86.7%
Oahu, HI	95.4%	95.3%	95.4%	95.3%
Metro Washington, DC	87.8%	92.1%	87.8%	92.1%
Metro Boston, MA	83.0%	85.1%	83.0%	85.1%
Southern California	81.6%	88.9%	81.6%	88.9%
Other markets	85.5%	89.2%	85.5%	89.2%
Total	88.0%	90.6%	88.0%	90.6%

Rental Income (4):
Metro Philadelphia, PA	$31,486	$31,009	$92,705	$92,309
Oahu, HI	18,872	16,582	54,622	50,200
Metro Washington, DC	11,306	16,447	45,943	52,272
Metro Boston, MA	12,666	13,571	38,411	37,576
Southern California	8,293	9,864	27,326	28,873
Other markets	123,964	124,216	377,232	355,904
Total	$206,587	$211,689	$636,239	$617,134

Property Net Operating Income (NOI) (5):
Metro Philadelphia, PA	$16,459	$16,514	$47,763	$48,139
Oahu, HI	13,729	12,493	41,598	38,358
Metro Washington, DC	6,942	8,974	28,528	31,247
Metro Boston, MA	6,854	7,871	21,183	21,532
Southern California	5,443	6,448	18,237	19,568
Other markets	68,856	70,315	212,201	204,252
Total	$118,283	$122,615	$369,510	$363,096

NOI Margin (6):
Metro Philadelphia, PA	52.3%	53.3%	51.5%	52.1%
Oahu, HI	72.7%	75.3%	76.2%	76.4%
Metro Washington, DC	61.4%	54.6%	62.1%	59.8%
Metro Boston, MA	54.1%	58.0%	55.1%	57.3%
Southern California	65.6%	65.4%	66.7%	67.8%
Other markets	55.5%	56.6%	56.3%	57.4%
Total	57.3%	57.9%	58.1%	58.8%

(1)   Excludes properties classified in discontinued operations.

(2)   Prior periods exclude space remeasurements made during the current period.

(3)   Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)   Includes some triple net lease rental income.

(5)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

(6)   NOI margin is defined as NOI as a percentage of rental income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY PROPERTY TYPE

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Office:
Properties	290	290	287	287
Total sq. ft.	31,057	31,057	29,805	29,805
Percent leased (3)	83.5%	86.3%	83.2%	86.1%
Rental income (4)	$149,432	$153,287	$429,655	$433,600
Property net operating income (NOI) (5)	$79,894	$82,616	$232,141	$237,035
NOI % growth	-3.3%		-2.1%

Industrial and Other:
Properties	166	166	165	165
Total sq. ft.	29,063	29,063	28,942	28,942
Percent leased (3)	92.0%	94.7%	92.1%	94.9%
Rental income (4)	$35,456	$35,664	$104,884	$106,975
Property net operating income (NOI) (5)	$24,064	$26,234	$74,585	$79,175
NOI % growth	-8.3%		-5.8%

CBD:
Properties	41	41	38	38
Total sq. ft.	11,523	11,523	10,270	10,270
Percent leased (3)	86.3%	87.6%	85.6%	87.0%
Rental income (4)	$70,616	$71,657	$189,993	$188,750
Property net operating income (NOI) (5)	$36,587	$37,994	$99,756	$99,928
NOI % growth	-3.7%		-0.2%

Suburban:
Properties	415	415	414	414
Total sq. ft.	48,597	48,597	48,477	48,477
Percent leased (3)	88.0%	91.1%	88.0%	91.2%
Rental income (4)	$114,272	$117,294	$344,546	$351,825
Property net operating income (NOI) (5)	$67,371	$70,856	$206,970	$216,282
NOI % growth	-4.9%		-4.3%

Total:
Properties	456	456	452	452
Total sq. ft.	60,120	60,120	58,747	58,747
Percent leased (3)	87.6%	90.4%	87.5%	90.4%
Rental income (4)	$184,888	$188,951	$534,539	$540,575
Property net operating income (NOI) (5)	$103,958	$108,850	$306,726	$316,210
NOI % growth	-4.5%		-3.0%

(1)    Based on properties owned continuously since 7/1/2008 and excludes properties classified in discontinued operations.

(2)    Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.

(3)    Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)    Includes some triple net lease rental income.

(5)    Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

SAME PROPERTY RESULTS AND ANALYSIS BY MAJOR MARKET

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended (1)		As of and For the Nine Months Ended (2)
	9/30/2009	9/30/2008	9/30/2009	9/30/2008
Metro Philadelphia, PA:
Properties	19	19	19	19
Total sq. ft.	5,285	5,285	5,285	5,285
Percent leased (3)	84.0%	86.7%	84.0%	86.7%
Rental income (4)	$31,486	$31,009	$92,705	$92,309
Property net operating income (NOI) (5)	$16,459	$16,514	$47,763	$48,139
NOI % growth	-0.3%		-0.8%

Oahu, HI:
Properties	57	57	56	56
Total sq. ft.	17,914	17,914	17,793	17,793
Percent leased (3)	95.4%	95.3%	95.4%	95.6%
Rental income (4)	$18,872	$16,582	$53,842	$49,775
Property net operating income (NOI) (5)	$13,729	$12,493	$41,437	$38,505
NOI % growth	9.9%		7.6%

Metro Washington, DC:
Properties	13	13	13	13
Total sq. ft.	1,628	1,628	1,628	1,628
Percent leased (3)	86.0%	89.3%	86.0%	89.3%
Rental income (4)	$10,809	$10,808	$33,883	$33,811
Property net operating income (NOI) (5)	$6,447	$5,901	$20,790	$19,848
NOI % growth	9.3%		4.7%

Metro Boston, MA:
Properties	19	19	19	19
Total sq. ft.	2,599	2,599	2,599	2,599
Percent leased (3)	83.0%	85.1%	83.0%	85.1%
Rental income (4)	$12,666	$13,571	$38,411	$37,576
Property net operating income (NOI) (5)	$6,854	$7,871	$21,183	$21,532
NOI % growth	-12.9%		-1.6%

Southern California:
Properties	16	16	16	16
Total sq. ft.	888	888	888	888
Percent leased (3)	81.6%	85.4%	81.6%	85.4%
Rental income (4)	$8,293	$8,356	$24,681	$24,326
Property net operating income (NOI) (5)	$5,443	$5,447	$16,434	$16,390
NOI % growth	-0.1%		0.3%

Other Markets:
Properties	332	332	329	329
Total sq. ft.	31,806	31,806	30,554	30,554
Percent leased (3)	84.5%	88.9%	84.2%	88.7%
Rental income (4)	$102,762	$108,625	$291,017	$302,778
Property net operating income (NOI) (5)	$55,026	$60,624	$159,119	$171,796
NOI % growth	-9.2%		-7.4%

Total:
Properties	456	456	452	452
Total sq. ft.	60,120	60,120	58,747	58,747
Percent leased (3)	87.6%	90.4%	87.5%	90.4%
Rental income (4)	$184,888	$188,951	$534,539	$540,575
Property net operating income (NOI) (5)	$103,958	$108,850	$306,726	$316,210
NOI % growth	-4.5%		-3.0%

(1)    Based on properties owned continuously since 7/1/2008 and excludes properties classified in discontinued operations.

(2)    Based on properties owned continuously since 1/1/2008 and excludes properties classified in discontinued operations.

(3)    Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.

(4)    Includes some triple net lease rental income.

(5)    Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

DEBT SUMMARY

(dollars in thousands)

	Coupon	Interest	Principal		Maturity	Due at	Years to
	Rate	Rate (1)	Balance		Date	Maturity	Maturity

Secured Fixed Rate Debt:

Secured debt See note (2)	6.814%	7.842%	$231,617		1/31/2011	$225,547	1.3
Secured debt One property in Milwaukee, WI	7.435%	7.000%	30,061		6/1/2011	29,188	1.7
Secured debt One property in Bannockburn, IL	8.050%	5.240%	24,058		6/1/2012	22,719	2.7
Secured debt Two properties in Rochester, NY	6.000%	6.000%	4,983		10/11/2012	4,507	3.0
Secured debt One property in Macon, GA	4.950%	6.280%	13,279		5/11/2014	11,930	4.6
Secured debt One property in Lenexa, KS	5.760%	7.000%	8,570		5/1/2016	6,116	6.6
Secured debt One property in Jacksonville, FL	6.030%	8.000%	41,600		5/11/2016	38,994	6.6
Secured debt One property in Birmingham, AL	7.360%	5.610%	12,692		8/1/2016	9,333	6.8
Secured debt One property in North Haven, CT	6.750%	5.240%	4,614		3/1/2022	—	12.4
Secured debt One property in Morgan Hill, CA	6.140%	8.000%	15,322		1/5/2023	—	13.3
Secured debt One property in East Windsor, CT	5.710%	5.240%	8,782		3/1/2026	—	16.4
Secured debt Two properties in Morgan Hill, CA	6.060%	8.000%	13,940		11/10/2027	—	18.1
Secured debt One property in Philadelphia, PA (3)	6.794%	7.383%	39,650		1/1/2029	2,478	19.3
Total / weighted average secured fixed rate debt	6.710%	7.407%	$449,168			$350,812	5.2

Unsecured Debt:

Unsecured Floating Rate Debt:
Revolving credit facility (LIBOR + 55 bps) (4)	0.800%	0.800%	$241,000		8/22/2010	$241,000	0.9
Senior notes due 2011 (3-MONTH LIBOR + 60 bps) (5)	0.895%	0.895%	168,219		3/16/2011	168,219	1.5
Total / weighted average unsecured floating rate debt	0.839%	0.839%	$409,219			$409,219	1.1

Unsecured Fixed Rate Debt:
Senior notes due 2010	8.875%	9.000%	$30,000		8/1/2010	$30,000	0.8
Senior notes due 2010	8.625%	8.770%	20,000		10/1/2010	20,000	1.0
Senior notes due 2012	6.950%	7.179%	150,680		4/1/2012	150,680	2.5
Senior notes due 2013	6.500%	6.693%	190,980		1/15/2013	190,980	3.3
Senior notes due 2014	5.750%	5.828%	244,655		2/15/2014	244,655	4.4
Senior notes due 2015	6.400%	6.601%	186,000		2/15/2015	186,000	5.4
Senior notes due 2015	5.750%	5.790%	250,000		11/1/2015	250,000	6.1
Senior notes due 2016	6.250%	6.470%	400,000		8/15/2016	400,000	6.9
Senior notes due 2017	6.250%	6.279%	250,000		6/15/2017	250,000	7.7
Senior notes due 2018	6.650%	6.768%	250,000		1/15/2018	250,000	8.3
Total / weighted average unsecured fixed rate debt	6.331%	6.468%	$1,972,315			$1,972,315	5.8

Total / weighted average unsecured debt	5.387%	5.500%	$2,381,534			$2,381,534	5.0

Summary Debt:
Total / weighted average secured fixed rate debt	6.710%	7.407%	$449,168			$350,812	5.2
Total / weighted average unsecured floating rate debt	0.839%	0.839%	409,219			409,219	1.1
Total / weighted average unsecured fixed rate debt	6.331%	6.468%	1,972,315			1,972,315	5.8
Total / weighted average debt	5.597%	5.803%	$2,830,702	(6)		$2,732,346	5.0

(1)    Includes the effect of interest rate protection, mark-to-market accounting for certain assumed mortgages, and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.

(2)    Eight properties in Austin, TX, one property in Philadelphia, PA, two properties in Los Angeles, CA and two properties in Washington, DC.

(3)    The loan becomes prepayable on 1/31/2011. On 1/31/2011, the interest rate increases to 8.794% and the loan becomes subject to accelerated amortization. We currently intend to prepay this loan in 2011.

(4)    Represents amounts outstanding on HRP’s $750 million revolving credit facility at 9/30/2009. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee. Interest rate at 9/30/2009.

(5)    The notes became prepayable, at par, on September 16, 2006. Interest rate at 9/30/2009.

(6)    Total debt as of 9/30/2009, net of unamortized premiums and discounts, equals $2,816,201.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

DEBT MATURITY SCHEDULE

(dollars in thousands)

	Scheduled Principal Payments During Period
	Secured	Unsecured		Unsecured		Weighted
	Fixed Rate	Floating		Fixed		Average
Year	Debt	Rate Debt		Rate Debt	Total (1)	Interest Rate
2009	$2,294	$—		$—	$2,294	6.7%
2010	9,507	241,000	(2)	50,000	300,507	2.3%
2011	260,302	168,219		—	428,521	4.5%
2012	32,336	—		150,680	183,016	7.0%
2013	5,080	—		190,980	196,060	6.5%
2014	17,119	—		244,655	261,774	5.7%
2015	5,415	—		436,000	441,415	6.0%
2016	59,220	—		400,000	459,220	6.2%
2017	4,345	—		250,000	254,345	6.3%
2018	4,632	—		250,000	254,632	6.6%
2019	4,937	—		—	4,937	6.4%
2020 and thereafter	43,981	—		—	43,981	6.5%
Total	$449,168	$409,219		$1,972,315	$2,830,702	5.6%

Percent	15.9%	14.4%		69.7%	100.0%

(1)   Total debt as of 9/30/2009, net of unamortized premiums and discounts, equals $2,816,201.

(2)   Represents amounts outstanding on HRP’s $750 million revolving credit facility at 9/30/2009. Subject to certain conditions, at HRP’s option, this facility’s maturity date can be extended to 8/22/2011 upon our payment of a fee.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended
	9/30/2009		6/30/2009		3/31/2009		12/31/2008		9/30/2008
Leverage Ratios:

Total debt / total assets	46.9%		46.9%		48.6%		48.0%		48.3%
Total debt / gross book value of real estate assets (1)	43.6%		43.8%		44.0%		43.4%		44.4%
Total debt / gross book value of real estate assets, plus equity investments (1)	42.5%		42.7%		44.0%		43.4%		44.4%
Total debt / total market capitalization	55.6%		67.8%		74.9%		73.0%		59.5%
Total debt / total book capitalization	48.7%		48.7%		50.4%		49.7%		50.1%
Secured debt / total assets	7.4%		7.5%		7.3%		7.4%		6.4%
Variable rate debt / total debt	14.5%		13.3%		15.8%		13.9%		17.2%
Variable rate debt / total assets	6.8%		6.2%		7.7%		6.7%		8.3%

Coverage Ratios:

EBITDA / interest expense	2.7	x	2.7	x	2.7	x	2.6	x	2.7	x
EBITDA / interest expense + preferred distributions	2.1	x	2.1	x	2.1	x	2.1	x	2.1	x

Public Debt Covenants (2):

Debt / adjusted total assets (maximum 60%)	41.6%		41.7%		43.0%		42.7%		42.9%
Secured debt / adjusted total assets (maximum 40%)	6.5%		6.7%		6.5%		6.6%		5.7%
Consolidated income available for debt service / debt service (minimum 1.5x)	2.8	x	2.7	x	2.7	x	2.7	x	2.7	x
Total unencumbered assets / unsecured debt (minimum 150% / 200%)	246.5%		246.0%		237.3%		238.9%		231.9%

(1)   Gross book value of real estate assets is real estate properties, at cost, including properties held for sale, plus purchase price allocations and acquisition costs less impairment writedowns, if any.

(2)   Adjusted total assets and unencumbered assets includes original cost of real estate assets and excludes depreciation and amortization, accounts receivable and other intangible assets. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Tenant improvements (TI)	$8,727	$4,991	$5,094	$17,611	$15,853
Leasing costs (LC)	5,884	992	2,867	4,622	3,906
Total TI and LC	14,611	5,983	7,961	22,233	19,759

Building improvements (1)	1,563	5,629	1,739	1,079	2,267
Development, redevelopment and other activities (2)	3,305	2,695	1,741	9,638	3,882
Total capital improvements, including TI and LC	$19,479	$14,307	$11,441	$32,950	$25,908

Sq. ft. beginning of period (3)	65,772	67,947	67,586	67,225	65,247
Sq. ft. end of period (3)	66,159	65,772	67,947	67,586	67,225
Average sq. ft. during period (3)	65,966	66,860	67,767	67,406	66,236

Building improvements per average sq. ft. during period	$0.02	$0.08	$0.03	$0.02	$0.03

(1)   Building improvements generally include construction costs, expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.

(2)   Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

(3)   Square feet includes properties held for sale at the end of each period.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

2009 ACQUISITIONS AND DISPOSITIONS INFORMATION

(dollars and sq. ft. in thousands, except per sq. ft. amounts)

Acquisitions:

								Weighted
								Average
						Purchase		Remaining
Date		Office/	Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant

Mar-09	Fremont, CA	Office	4	392	$57,500	$146.68	11.1%	5.7	100.0%	Boston Scientific Corporation
May-09	Avon, OH	Industrial	1	645	34,000	52.71	10.0%	15.0	100.0%	Shurtech Brands, LLC
Jun-09	Denver, CO	Office	1	670	134,250	200.37	9.8%	3.9	93.4%	Xcel Energy
Aug-09	Hoboken, NJ	Office	1	521	145,500	279.27	10.5%	7.5	98.7%	Wiley John & Sons, Inc.
Sep-09	Washington, DC	Office	2	240	62,100	258.75	9.5%	10.3	100.0%	Georgetown University
	Total / Weighted Average		9	2,468	$433,350	$175.59	10.2%	6.8	97.9%

Dispositions (5):

									Sale Price
								Original	Multiple
						Original	Sale	Purchase	of Original		Book
Date		Office/	Number of		Sale	Purchase	Price (1) /	Price (1) /	Purchase		Gain (Loss)
Sold	Location	Industrial/Other	Properties	Sq. Ft.	Price (1)	Price (1)	Sq. Ft.	Sq. Ft.	Price		on Sale

Jan-09	White Plains, NY	Office	1	50	$19,250	$12,070	$385.00	$241.40	1.6	x	$8,745
May-09	Washington, DC	Office	1	128	40,115	24,845	313.40	194.10	1.6	x	14,743
May-09	Norfolk, VA	Office	1	65	10,656	5,857	163.94	90.11	1.8	x	5,563
Aug-09	San Diego, CA	Office	3	164	115,654	42,000	705.21	256.10	2.8	x	40,115
Sep-09	Oklahoma, OK	Office	4	210	28,911	21,177	137.67	100.84	1.4	x	9,991
	Total		10	617	$214,586	$105,949	$347.79	$171.72	2.0	x	$79,157

(1)          Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.

(2)          Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.

(3)          Average remaining lease term based on rental income as of the date acquired.

(4)          Percent leased as of the date acquired.

(5)          In April, 2009, HRP transferred 29 properties with 3.3 million square feet and a net book value of $385,092 to its wholly owned subsidiary, Government Properties Income Trust, or GOV.  In June 2009, GOV completed an initial public offering and became a separate public company. HRP continues to own 9.95 million common shares, or 46.3%, of GOV as of September 30, 2009.

PORTFOLIO AND LEASING INFORMATION

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (SQUARE FEET) (1)

(sq. ft. in thousands)

	Metro		Metro	Metro	Southern	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Markets	Total
Square Feet:
Office	5,285	—	1,869	2,599	888	24,256	34,897
Industrial and Other	—	17,914	—	—	—	13,244	31,158
Total	5,285	17,914	1,869	2,599	888	37,500	66,055

CBD	4,585	158	583	523	331	7,094	13,274
Suburban	700	17,756	1,286	2,076	557	30,406	52,781
Total	5,285	17,914	1,869	2,599	888	37,500	66,055

U.S. Government and other government tenants (2)	18	—	576	210	80	1,378	2,262
Land leases (2)	—	16,237	—	—	—	—	16,237
Other investment grade tenants (2)(3)	2,241	149	56	809	75	9,446	12,776
Other tenants (2)	2,178	701	1,009	1,139	570	21,243	26,840
Vacant	848	827	228	441	163	5,433	7,940
Total	5,285	17,914	1,869	2,599	888	37,500	66,055

Percent by Major Market:
Office	15%	0%	5%	7%	3%	70%	100%
Industrial and Other	0%	58%	0%	0%	0%	42%	100%
Total	8%	27%	3%	4%	1%	57%	100%

CBD	35%	1%	4%	4%	3%	53%	100%
Suburban	1%	34%	2%	4%	1%	58%	100%
Total	8%	27%	3%	4%	1%	57%	100%

U.S. Government and other government tenants	1%	0%	26%	9%	3%	61%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	18%	1%	0%	6%	1%	74%	100%
Other tenants	8%	3%	4%	4%	2%	79%	100%
Vacant	11%	10%	3%	6%	2%	68%	100%
Total	8%	27%	3%	4%	1%	57%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	65%	53%
Industrial and Other	0%	100%	0%	0%	0%	35%	47%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	87%	1%	31%	20%	37%	19%	20%
Suburban	13%	99%	69%	80%	63%	81%	80%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	31%	8%	9%	4%	3%
Land leases	0%	90%	0%	0%	0%	0%	25%
Other investment grade tenants (3)	43%	1%	3%	31%	9%	25%	19%
Other tenants	41%	4%	54%	44%	64%	57%	41%
Vacant	16%	5%	12%	17%	18%	14%	12%
Total	100%	100%	100%	100%	100%	100%	100%

(1)   Excludes properties classified in discontinued operations.

(2)   Sq. ft. is pursuant to signed leases as of 9/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)   Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

PORTFOLIO SUMMARY BY PROPERTY TYPE, TENANT AND MAJOR MARKET (ANNUALIZED RENTAL INCOME) (1)

(dollars in thousands)

	Metro		Metro	Metro	Southern	Other
	Philadelphia, PA	Oahu, HI	Washington, DC	Boston, MA	California	Markets	Total
Annualized Rental Income (2):
Office	$122,590	$—	$51,359	$51,812	$32,880	$439,121	$697,762
Industrial and Other	—	74,383	—	—	—	84,999	159,382
Total	$122,590	$74,383	$51,359	$51,812	$32,880	$524,120	$857,144

CBD	$111,463	$2,248	$20,681	$21,715	$23,499	$160,927	$340,533
Suburban	11,127	72,135	30,678	30,097	9,381	363,193	516,611
Total	$122,590	$74,383	$51,359	$51,812	$32,880	$524,120	$857,144

U.S. Government and other government tenants	$466	—	$18,727	$5,316	$2,182	$27,656	$54,347
Land leases	—	66,608	—	—	—	—	66,608
Other investment grade tenants (3)	62,212	640	2,050	14,374	1,919	164,969	246,164
Other tenants	59,912	7,135	30,582	32,122	28,779	331,495	490,025
Total	$122,590	$74,383	$51,359	$51,812	$32,880	$524,120	$857,144

Percent by Major Market:
Office	18%	0%	7%	7%	5%	63%	100%
Industrial and Other	0%	47%	0%	0%	0%	53%	100%
Total	14%	9%	6%	6%	4%	61%	100%

CBD	33%	1%	6%	6%	7%	47%	100%
Suburban	2%	14%	6%	6%	2%	70%	100%
Total	14%	9%	6%	6%	4%	61%	100%

U.S. Government and other government tenants	1%	0%	34%	10%	4%	51%	100%
Land leases	0%	100%	0%	0%	0%	0%	100%
Other investment grade tenants (3)	25%	0%	1%	6%	1%	67%	100%
Other tenants	12%	1%	6%	7%	6%	68%	100%
Total	14%	9%	6%	6%	4%	61%	100%

Percent by Property Type and Tenant:
Office	100%	0%	100%	100%	100%	84%	81%
Industrial and Other	0%	100%	0%	0%	0%	16%	19%
Total	100%	100%	100%	100%	100%	100%	100%

CBD	91%	3%	40%	42%	71%	31%	40%
Suburban	9%	97%	60%	58%	29%	69%	60%
Total	100%	100%	100%	100%	100%	100%	100%

U.S. Government and other government tenants	0%	0%	36%	10%	7%	5%	6%
Land leases	0%	89%	0%	0%	0%	0%	8%
Other investment grade tenants (3)	51%	1%	4%	28%	6%	32%	29%
Other tenants	49%	10%	60%	62%	87%	63%	57%
Total	100%	100%	100%	100%	100%	100%	100%

(1)   Excludes properties classified in discontinued operations.

(2)   Annualized rental income is rents pursuant to signed leases as of 9/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)   Excludes investment grade tenants included above.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and  Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

SUMMARY OF PROPERTIES BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	As of 9/30/2009			Annualized	% of Annualized
Market	Properties	Sq. Ft.	% Sq. Ft.	Rental Income (2)	Rental Income (2)
Metro Philadelphia, PA	19	5,285	8.0%	$122,590	14.3%
Oahu, HI	57	17,914	27.1%	74,383	8.7%
Metro Washington, DC	15	1,869	2.8%	51,359	6.0%
Metro Boston, MA	19	2,599	3.9%	51,812	6.0%
Southern California	16	888	1.4%	32,880	3.8%
Other markets	389	37,500	56.8%	524,120	61.2%
Total	515	66,055	100.0%	$857,144	100.0%

	Percent NOI For the Three Months Ended (3)
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Metro Philadelphia, PA	13.9%	12.7%	12.2%	11.6%	13.5%
Oahu, HI	11.6%	10.7%	11.5%	9.2%	10.2%
Metro Washington, DC	5.9%	8.0%	9.2%	9.0%	7.3%
Metro Boston, MA	5.8%	6.2%	5.2%	5.5%	6.4%
Southern California	4.6%	4.8%	5.4%	5.2%	5.2%
Other markets	58.2%	57.6%	56.5%	59.5%	57.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

(1)   Excludes properties classified in discontinued operations. Prior periods reflect amounts previously reported.

(2)   Annualized rental income is rents pursuant to signed leases as of 9/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(3)   Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 13 for calculation of NOI and reconciliation of NOI to Net Income.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes properties located in Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

LEASING SUMMARY (1)

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008
Properties	515	512	541	537	533
Total sq. ft. (2)	66,055	65,293	67,276	66,872	66,087
Percentage leased	88.0%	89.1%	89.5%	90.4%	90.6%

Leasing Activity (sq. ft.):
New leases	518	650	190	221	395
Renewals	618	992	755	638	559
Total	1,136	1,642	945	859	954

% Change in GAAP Rent (3):
New leases	-7%	-1%	28%	10%	20%
Renewals	-1%	-3%	2%	5%	13%
Weighted average	-3%	-2%	6%	6%	16%

Capital Commitments (4):
New leases	$3,085	$7,455	$3,873	$2,857	$7,036
Renewals	4,095	14,295	2,858	6,313	2,334
Total	$7,180	$21,750	$6,731	$9,170	$9,370

Capital Commitments per Sq. Ft. (4):
New leases	$5.96	$11.47	$20.38	$12.93	$17.81
Renewals	$6.63	$14.41	$3.79	$9.89	$4.18
Total	$6.32	$13.25	$7.12	$10.68	$9.82

Weighted Average Lease Term by Sq. Ft. (years):
New leases	5.4	8.3	6.1	5.1	6.6
Renewals	4.4	7.5	4.7	5.9	4.8
Total	4.6	7.7	5.0	5.7	5.6

Capital Commitments per Sq. Ft. per Year:
New leases	$1.10	$1.38	$3.34	$2.53	$2.70
Renewals	$1.51	$1.92	$0.81	$1.68	$0.87
Total	$1.37	$1.72	$1.42	$1.87	$1.75

(1)          Prior periods reflect amounts previously reported.

(2)          Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.

(3)          Percent difference in prior rents charged for same space.  Rents include expense reimbursements and exclude lease value amortization.

(4)          Represents commitments to tenant improvements (TI) and leasing costs (LC).

The above leasing summary is based on leases executed during the periods indicated.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (3 MONTHS ENDED 9/30/2009) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Three Months Ended 9/30/2009
Property Type/Market	9/30/09	New	Renewals	Total
Office	34,897	161	593	754
Industrial and Other	31,158	357	25	382
Total	66,055	518	618	1,136

CBD	13,274	36	133	169
Suburban	52,781	482	485	967
Total	66,055	518	618	1,136

Metro Philadelphia, PA	5,285	4	33	37
Oahu, HI	17,914	15	5	20
Metro Washington, DC	1,869	3	7	10
Metro Boston, MA	2,599	—	5	5
Southern California	888	4	61	65
Other markets	37,500	492	507	999
Total	66,055	518	618	1,136

	Sq. Ft. Leased
	As of	6/30/09		New and	Acquisitions /	As of	9/30/09
	6/30/09	% Leased (2)	Expired	Renewals	(Sales)	9/30/09	% Leased
Office	28,976	84.9%	(1,093)	754	755	29,392	84.2%
Industrial and Other	29,232	93.8%	(891)	382	—	28,723	92.2%
Total	58,208	89.1%	(1,984)	1,136	755	58,115	88.0%

CBD	10,879	87.0%	(173)	169	755	11,630	87.6%
Suburban	47,329	89.7%	(1,811)	967	—	46,485	88.1%
Total	58,208	89.1%	(1,984)	1,136	755	58,115	88.0%

Metro Philadelphia, PA	4,509	85.3%	(109)	37	—	4,437	84.0%
Oahu, HI	17,080	95.3%	(14)	20	—	17,086	95.4%
Metro Washington, DC	1,417	87.0%	(25)	10	240	1,642	87.8%
Metro Boston, MA	2,183	84.0%	(30)	5	—	2,158	83.0%
Southern California	733	82.6%	(74)	65	—	724	81.6%
Other markets	32,286	87.3%	(1,732)	999	515	32,068	85.5%
Total	58,208	89.1%	(1,984)	1,136	755	58,115	88.0%

(1)	Excludes properties classified in discontinued operations.
(2)	Based on total sq. ft. as of June 30, 2009; excludes effects of space remeasurements during the period.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

OCCUPANCY AND LEASING ANALYSIS BY PROPERTY TYPE AND MAJOR MARKET (9 MONTHS ENDED 9/30/2009) (1)

(dollars and sq. ft. in thousands)

	Total Sq. Ft.	Sq. Ft. Leases Executed During
	As of	Nine Months Ended 9/30/2009
Property Type/Market	9/30/09	New	Renewals	Total
Office	34,897	619	2,141	2,760
Industrial and Other	31,158	739	224	963
Total	66,055	1,358	2,365	3,723

CBD	13,274	188	621	809
Suburban	52,781	1,170	1,744	2,914
Total	66,055	1,358	2,365	3,723

Metro Philadelphia, PA	5,285	78	238	316
Oahu, HI	17,914	33	73	106
Metro Washington, DC	1,869	30	14	44
Metro Boston, MA	2,599	3	12	15
Southern California	888	6	125	131
Other markets	37,500	1,208	1,903	3,111
Total	66,055	1,358	2,365	3,723

	Sq. Ft. Leased
	As of	12/31/08		New and	Acquisitions /	As of	9/30/09
	12/31/08	% Leased (2)	Expired	Renewals	(Sales) (3)	9/30/09	% Leased
Office	31,762	87.4%	(3,623)	2,760	(1,507)	29,392	84.2%
Industrial and Other	28,697	94.1%	(1,582)	963	645	28,723	92.2%
Total	60,459	90.4%	(5,205)	3,723	(862)	58,115	88.0%

CBD	10,993	88.1%	(906)	809	734	11,630	87.6%
Suburban	49,466	90.9%	(4,299)	2,914	(1,596)	46,485	88.1%
Total	60,459	90.4%	(5,205)	3,723	(862)	58,115	88.0%

Metro Philadelphia, PA	4,589	87.0%	(468)	316	—	4,437	84.0%
Oahu, HI	17,142	95.7%	(162)	106	—	17,086	95.4%
Metro Washington, DC	2,219	92.4%	(102)	44	(519)	1,642	87.8%
Metro Boston, MA	2,213	85.1%	(70)	15	—	2,158	83.0%
Southern California	1,036	88.3%	(157)	131	(286)	724	81.6%
Other markets	33,260	88.7%	(4,246)	3,111	(57)	32,068	85.5%
Total	60,459	90.4%	(5,205)	3,723	(862)	58,115	88.0%

(1)	Excludes properties classified in discontinued operations.
(2)	Based on total sq. ft. as of December 31, 2008; excludes effects of space remeasurements during the period.
(3)

In April 2009, HRP transferred 29 properties with 3.3 million square feet and a net book value of $385,092 to its wholly owned subsidiary, GOV. In June 2009, GOV completed an initial public offering and became a separate public company. HRP continues to own 9.95 million common shares, or 46.3%, of GOV as of September 30, 2009.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (1)

(sq. ft. in thousands)

			% of Total	% of Rental
Tenant		Sq. Ft. (2)	Sq. Ft. (2)	Income (3)	Expiration
1	U.S. Government (4)	1,847	3.2%	5.4%	2009 to 2024
2	PNC Financial Services Group	672	1.2%	1.9%	2011 to 2021
3	Wiley John & Sons, Inc.	342	0.6%	1.8%	2017
4	GlaxoSmithKline plc	608	1.0%	1.7%	2013
5	Jones Day	407	0.7%	1.3%	2012, 2019
6	Wells Fargo Bank	386	0.7%	1.2%	2009 to 2017
7	Flextronics International Ltd.	894	1.5%	1.2%	2014
8	Ballard Sahr Andrews & Ingersoll, LLP	269	0.5%	1.1%	2010, 2012, 2015
9	ING	410	0.7%	1.1%	2009, 2011, 2018
10	JDA Software Group, Inc.	283	0.5%	1.1%	2012
11	The Bank of New York Mellon Corp.	350	0.6%	1.1%	2011, 2012, 2015, 2020
	Total	6,468	11.2%	18.9%

(1)      Excludes properties classified in discontinued operations.

(2)      Sq. ft. is pursuant to signed leases as of 9/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)      Rental income is rents pursuant to signed leases as of 9/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

(4)      Including HRP’s 46.3% pro rata share of GOV: the U.S. Government represents 3,357 sq. ft., or 5.6% of total sq. ft. and 8.9% of total rental income.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY PROPERTY TYPE (1)

(dollars and sq. ft. in thousands)

	Total as of 9/30/2009	2009	2010	2011	2012 and Thereafter

Office:
Total sq. ft.	34,897
Leased sq. ft. (2)	29,392	974	3,569	3,883	20,966
Percent	100.0%	3.3%	12.1%	13.2%	71.4%
Annualized rental income (3)	$697,762	$20,989	$80,074	$86,306	$510,393
Percent	100.0%	3.0%	11.5%	12.4%	73.1%

Industrial and Other:
Total sq. ft.	31,158
Leased sq. ft. (2)	28,723	736	3,297	1,533	23,157
Percent	100.0%	2.6%	11.5%	5.3%	80.6%
Annualized rental income (3)	$159,382	$5,183	$21,744	$8,449	$124,006
Percent	100.0%	3.3%	13.6%	5.3%	77.8%

CBD:
Total sq. ft.	13,274
Leased sq. ft. (2)	11,630	304	854	915	9,557
Percent	100.0%	2.6%	7.3%	7.9%	82.2%
Annualized rental income (3)	$340,533	$8,774	$26,080	$26,221	$279,458
Percent	100.0%	2.6%	7.7%	7.7%	82.0%

Suburban:
Total sq. ft.	52,781
Leased sq. ft. (2)	46,485	1,406	6,012	4,501	34,566
Percent	100.0%	3.0%	12.9%	9.7%	74.4%
Annualized rental income (3)	$516,611	$17,398	$75,738	$68,534	$354,941
Percent	100.0%	3.4%	14.7%	13.3%	68.6%

Total:
Total sq. ft.	66,055
Leased sq. ft. (2)	58,115	1,710	6,866	5,416	44,123
Percent	100.0%	2.9%	11.8%	9.3%	76.0%
Annualized rental income (3)	$857,144	$26,172	$101,818	$94,755	$634,399
Percent	100.0%	3.1%	11.9%	11.1%	73.9%

(1)     Excludes properties classified in discontinued operations.

(2)     Sq. ft. is pursuant to signed leases as of 9/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)     Annualized rental income is rents pursuant to signed leases as of 9/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

THREE YEAR LEASE EXPIRATION SCHEDULE BY MAJOR MARKET (1)

(dollars and sq. ft. in thousands)

	Total as of 9/30/2009	2009	2010	2011	2012 and Thereafter
Metro Philadelphia, PA:
Total sq. ft.	5,285
Leased sq. ft. (2)	4,437	100	175	601	3,561
Percent	100.0%	2.3%	3.9%	13.5%	80.3%
Annualized rental income (3)	$122,590	$2,562	$4,118	$15,207	$100,703
Percent	100.0%	2.1%	3.4%	12.4%	82.1%
Oahu, HI:
Total sq. ft.	17,914
Leased sq. ft. (2)	17,086	507	304	653	15,622
Percent	100.0%	3.0%	1.8%	3.8%	91.4%
Annualized rental income (3)	$74,383	$2,363	$1,534	$2,748	$67,738
Percent	100.0%	3.2%	2.1%	3.7%	91.0%
Metro Washington, DC:
Total sq. ft.	1,869
Leased sq. ft. (2)	1,642	11	131	46	1,454
Percent	100.0%	0.7%	8.0%	2.8%	88.5%
Annualized rental income (3)	$51,359	$434	$4,907	$1,679	$44,339
Percent	100.0%	0.8%	9.6%	3.3%	86.3%
Metro Boston, MA:
Total sq. ft.	2,599
Leased sq. ft. (2)	2,158	87	90	401	1,580
Percent	100.0%	4.0%	4.2%	18.6%	73.2%
Annualized rental income (3)	$51,812	$2,649	$2,805	$10,118	$36,240
Percent	100.0%	5.1%	5.4%	19.5%	70.0%
Southern California:
Total sq. ft.	888
Leased sq. ft. (2)	724	6	118	94	506
Percent	100.0%	0.8%	16.3%	13.0%	69.9%
Annualized rental income (3)	$32,880	$130	$5,500	$3,999	$23,251
Percent	100.0%	0.4%	16.7%	12.2%	70.7%
Other markets:
Total sq. ft.	37,500
Leased sq. ft. (2)	32,068	999	6,048	3,621	21,400
Percent	100.0%	3.1%	18.9%	11.3%	66.7%
Annualized rental income (3)	$524,120	$18,034	$82,954	$61,004	$362,128
Percent	100.0%	3.4%	15.8%	11.6%	69.2%
Total:
Total sq. ft.	66,055
Leased sq. ft. (2)	58,115	1,710	6,866	5,416	44,123
Percent	100.0%	2.9%	11.8%	9.3%	76.0%
Annualized rental income (3)	$857,144	$26,172	$101,818	$94,755	$634,399
Percent	100.0%	3.1%	11.9%	11.1%	73.9%

(1)     Excludes properties classified in discontinued operations.

(2)     Sq. ft. is pursuant to signed leases as of 9/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.

(3)     Annualized rental income is rents pursuant to signed leases as of 9/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.

We define our major markets as markets which currently, or during either of the last two quarters, constitute 5% or more of our leaseable square feet, rental income or NOI.  Major markets are based on geographic market areas as defined by CoStar, except for the Metro Philadelphia, PA market, which excludes Central Pennsylvania and Wilmington, DE.  Southern California includes properties located in the Los Angeles, San Diego and Orange County markets, as defined by CoStar.  Oahu, HI includes all properties located on the island of Oahu.

HRPT Properties Trust

Supplemental Operating and Financial Data

September 30, 2009

PORTFOLIO LEASE EXPIRATION SCHEDULE (1)

(dollars and sq. ft. in thousands)

						Cumulative %
	Sq. Ft. Expiring (2)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annualized Rental Income Expiring (3)	% of Annualized Rental Income Expiring	of Annualized Rental Income Expiring
2009	1,710	2.9%	2.9%	$26,172	3.1%	3.1%
2010	6,866	11.8%	14.7%	101,818	11.8%	14.9%
2011	5,416	9.3%	24.0%	94,755	11.1%	26.0%
2012	5,229	9.0%	33.0%	97,395	11.4%	37.4%
2013	5,551	9.6%	42.6%	100,017	11.7%	49.1%
2014	4,014	6.9%	49.5%	71,016	8.3%	57.4%
2015	3,254	5.6%	55.1%	67,574	7.9%	65.3%
2016	2,809	4.8%	59.9%	47,417	5.5%	70.8%
2017	2,528	4.4%	64.3%	65,464	7.6%	78.4%
2018	1,701	2.9%	67.2%	30,228	3.5%	81.9%
2019 and thereafter	19,037	32.8%	100.0%	155,288	18.1%	100.0%
Total	58,115	100.0%		$857,144	100.0%

Weighted average remaining lease term (in years)	8.0			5.9

(1)	Excludes properties classified in discontinued operations.
(2)	Sq. ft. is pursuant to signed leases as of 9/30/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease.
(3)	Annualized rental income is rents pursuant to signed leases as of 9/30/2009, plus expense reimbursements; includes some triple net lease rents and excludes lease value amortization.